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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------

                          Date of Report: June 22, 2004

                            VOTE POWER CORPORATION
                          -----------------------------
             (Exact Name of registrant as specified in its charter)


          Florida                   0-25853                87-0570975
----------------------------   ------------------------  -----------------
(State or other jurisdiction   (Commission File Number)  (I.R.S. Employer
      of incorporation)                                  Identification No.)

                                  17555 Ventura Blvd.
                                      Ste# 200
                              Encino, California  91316
                     ---------------------------------------
                    (Address of principal executive offices)


      Registrant's telephone number, including area code  (818) 992-0556
                                                          ----------------

                                PAYDIRT USA, INC.
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Form 8-K: Dated: June 22, 2004
VOTE POWER CORPORATION
Commission File # 0-25853

Item 1. CHANGES IN CONTROL OF REGISTRANT

1. The names of the persons who acquired control of the issuer are:

        Inti Shaikh
        Bob Martyn

2. The amount and the source of consideration used by such persons:

        The persons listed in Item 1.1 were shareholders of Vote Power Corp.

3. The basis of control:

        The Vote Power Corp. shareholders, in their entirety, acquired 80% of the issued and outstanding shares of the common stock of the Issuer.

4. The date and a description of the transaction:

        a. The date of the transaction: May 17, 2004

        b. Description of the transaction: Under the terms of the Asset Purchase and New Management Agreement, a copy of which is attached hereto, the Registrant issued 30,000,000 shares of its common stock to the Vote Power shareholders in exchange for the Vote Power voting system and the Vote Power name.

5. The percentage of voting securities of the Registrant now beneficially owned directly and indirectly by the persons who acquired control:

        The persons listed in Item 1.1 own directly and indirectly 80.2% of the voting securities of the Registrant.

        Pursuant to an Asset Purchase and New Management Agreement the The Company issued following shares:

             Inti Shaikh                         21,000,000
             Bob Martyn                           9,000,000

ITEM #2- ACQUISITION OR DISPOSITION OF ASSETS

The last presidential election demonstrated the need to reform the election process. This resulted in a speedy approval of an Election Reform Bill (HAVA
- Help America Vote Act) by the Senate. The bill provides $3.8 billion in federal money for the States to upgrade their election support system. The bill also bans the use of punch Card voting solutions in the next election.

This funding has generated immense amount of interest for companies to develop the solution and potentially take a share of this huge market. Massachusetts Institute of Technology (MIT) and California Institute of Technology (CALTECH) have conducted a detailed study and published a report, which details the requirements of the ideal voting software solution. Although several of the software vendors are certified by the National Association of State Election Directors (NASED), none of the newly developed solutions are in full compliance of the requirements set forth by the MIT and CALTECH reports.

To fill this void and provide an alternative voting software, we have acquired and plan to launch a portfolio of electronic voting products this year.

Vote Power Corp. formerly Paydirt USA, Inc. dba Ludlum Construction Company, Inc. agreed to purchase the Vote Power Voting and Registration System from Vote Power Corporation through an Asset Purchase and New Management Agreement. The Company has acquired the following assets including the name Vote Power
Corporation:

o Voter Registration (PowerReg) A massive relational database that holds identification of each voter

o ABS (Absentee Ballot Solution) (PowerScan) Helps a voter to vote remotely or as an absentee voter

o DRE (Direct Recording Equipment Solution) (PowerVote) The equipment used to cast the ballots at various polling sites. The equipment will also be ADA (American Disabilities Act) compliant.

o EMS (Election Management System) (PowerManage) Software package that is created to manage electronic voting

o Election Deployment (PowerCenter) Managing the Election Day by the minute; a proactive tool for trouble free Election Day

o Election Reporting (PowerReport) A tool for collecting and reporting the results to the public/network (Provisional and final tally).

This includes all rights of ownership in and to the Vote Power System Intellectual Property on a worldwide basis, including, but not limited to, all license rights therein, and all source or object code relating thereto;

The Company has agreed to issue the shareholders of Vote Power Corporation an aggregate amount of 30,000,000 shares in exchange and consideration for the assets listed.

ITEM #3 - BANKRUPTCY OR RECEIVERSHIP

Not Applicable


ITEM #4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable


ITEM #5 - OTHER EVENTS

Not Applicable.


ITEM #6 - RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

The former directors and officers of the Registrant resigned as part of the change in control described in Item 1. The following have been elected directors and officers of the Registrant

            Bob Martyn   President, Chief Executive Officer, Director
            Inti Shaikh  Secretary, Treasurer, Director

ITEM #7 - FINANCIAL STATEMENTS AND EXHIBITS

(99) Additional Exhibits - Asset Purchase and New Management Agreement

ITEM #8 - CHANGE IN FISCAL YEAR

Not Applicable


Dated: June 22, 2004                 /S/ BOB MARTYN
                                     -----------------------------------
                                     Bob Martyn
                                     President

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